Exhibit 99.1

Investor Update

October 2005

Expanding Horizons

Forward Looking Statement

This presentation contains forward-looking statements relating to the financial condition, results of operations and business of Sky Financial Group, Inc. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, the success of the integration of acquisitions, changes in the mix of the company’s business, competitive pressures, general economic conditions and the risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. Sky Financial Group undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

This presentation contains financial information adjusted to exclude the results of certain significant transactions or events not representative of ongoing operations (“non-operating items”). A reconciliation of these non-GAAP disclosures can be found within this presentation.

2

Sky Profile $15.3 billion in total assets Eight regions consolidated under Sky name Over 280 financial centers serving communities in OH, MI, PA, IN and WV

Headquarters located in Bowling Green, OH 37th largest publicly-owned holding company in U.S. $3.0 billion market cap

3

Solid Midwest Franchise

Ohio 17th largest $8.1 billion in deposits 214 offices

Pennsylvania 17th largest $2.4 billion in deposits 66 offices

MI-IN-WV

$158 million in deposits 9 offices

Source: SNL Financial LC

4

Sky Financial Regions

5

Market Share

Deposit Rankings

By	County Counties Deposits % of Sky
Ranked	#1 & #2 15 $5.4B 53%
Ranked	#3 & #4 9 $1.6B 16%
Other	#5 plus 24 $3.2B 31%
By	Metro Market Deposits % of Market
Cleveland	MSA $1.0B 1.6%
Columbus	MSA $0.5B 1.3%
Pittsburgh	MSA $1.7B 3.2%

Source: SNL Financial LC – 2004 Deposit Market Share Data

6

Sky Priorities

One Company ~ One Culture

Organic Growth

Growth of Fee-Based Businesses Organizational Synergies Sound Asset Quality Acquisitions

7

A Platform for Organic Growth

Overview

Our goal is to be the premier sales and service organization in our regions by focusing on:

Regional Delivery Structure Sky Trek Incentive Compensation

8

A Platform for Organic Growth

Regional Delivery Structure

Eight regions operating under the “Sky” brand Decentralized, local empowerment and accountability Majority of lending decisions made within region Establish pricing for loans and deposits Hiring and personnel management Local volunteerism and community leadership Local boards provide community input

A Platform for Organic Growth

Regional Delivery Structure

Eight regions operating with common centralized functions

Risk management

Credit standards and large credit evaluation Interest rate risk and liquidity Legal and compliance department

Technology

One core data platform

Common network, data communications and technology support

Sales Support Operations

Call center, deposit and loan operations, marketing, finance, human resources, etc.

A Platform for Organic Growth

Sky Trek—Process

Providing the highest level of quality client service is our distinctive strength

Sky employees sell products based on understanding the needs of our clients and fulfilling those needs

Employees are empowered to make decisions that help clients meet their needs Weekly sales meetings Ranking/tracking performance

A Platform for Organic Growth

Sky Trek—Building Relationships

Single-service 2-3 Services 4+ Services

54%

35%

11%

41%

46%

13%

Dec ‘01 Dec ‘04

A Platform for Organic Growth

Sky Trek—Building Relationships

Metro Market – Pittsburgh Region

60%

36%

5%

44%

47%

9%

November ‘02 December ‘04

Single-service 2-3 Services 4+ Services

Metro Market – Greater Cleveland Region

71%

26%

3%

49%

44%

7%

Single-service 2-3 Services 4+ Services

May ‘03 December ‘04

A Platform for Organic Growth

Incentive Compensation

Every employee included in plan All have goals in four categories:

Profitability Growth Asset quality Client service

All receive monthly scorecards on performance Variable pay comprised 21% of total 2004 compensation

Fee-Based Business Growth

Overview

Trust, Investments, Insurance and Mortgages Growth platform based on community financial services relationship model Delivery through Sky banking regions via bank CEOs Significant organic growth via cross-sell opportunities to banking clients

Fee-Based Business Growth

Sky Trust & Investments $4.7 billion in trust assets under administration $200 million in investment brokerage volume Centralized infrastructure supporting all regional relationship and sales teams 15-20% annualized revenue growth

Fee-Based Business Growth

Sky Insurance $52 million in annual commissions

Aggressive acquisition strategy to consolidate multiple agencies under Sky brand Agency integration process to strengthen selling potential and operational efficiencies Ability to cross-sell insurance products through bank delivery channel

– 17% cross-sold to date in mature regions

Market clout – provides for better pricing to clients Represent the best A-rated insurance companies

Fee-Based Business Growth

A Change in Fee Mix*

(Millions) $243 $162 $81 $0 $98 $120 $148 $179 $203

2000 2001 2002 2003 2004

CAGR = 20%

Insurance Mortg. Banking Service Charges Trust/Brokerage Other

*Excluding discontinued/sold operations

Organizational Synergies

Overview

Scalable Common Processes

Dedicated change management team Consistent Level of Efficiency

Organizational Synergies

Scalable Common Processes

Investment in technology:

Merger-related system conversions completed within 30 days New CRM system in place

Investment in people

Sky Trek implementations completed within 60 days

Investment in process upgrades

Improved small business lending model

Consolidated insurance businesses under Sky name

Dedicated change-management team in place

Organization Synergies

Dedicated Change Management

Coordinate monitoring and management of Sky’s strategic plan Manage the successful integration of acquired companies into Sky Facilitate major new technology introductions with technology/ops group Guide functional reorganization and process changes

Organizational Synergies

Consistent Level of Efficiency

Efficiency Ratio*

48.6%

51.6%

51.8%

2002 2003 2004

*	Excluding discontinued operations, non-operating items and amortization of intangibles

Sound Asset Quality

Overview

Conservative credit culture Disciplined lending practices History of low charge-offs

Sound Asset Quality

Conservative Credit Culture

Chief credit officer in place 17 years Centrally-managed credit analysis Focus on small business lending 74% of loan portfolio collateralized by real estate

Sound Asset Quality

Disciplined Lending Practices

Regional lender authorities up to $3 million Shared regional loan committees –approvals up to $6 million Corporate loan committee approval over $6 million Largest 20 credits range from $24 to $40 million

Asset Quality

History of Low Charge-offs

Net Charge-Offs as a % Of Average Loans

0.22%

0.40%

0.47%

0.40%

0.37%

2000 2001 2002 2003 2004

Acquisitions

Overview

A Successful Strategy Focus on Metro Markets A Core Competency

Three Rivers Bank

Metropolitan

Great Lakes Bank

Second National Bank

Prospect Bank

BNB

Balmant National Bank

BANKING MADE BETTER

Acquisitions

A Successful Strategy

Bank expansion of geography into contiguous markets

Institution	Close Date Total Return*
Falls	Bank 4th Quarter 2005 NA
Belmont	Bancorp June 1, 2005 1.42%
Prospect	Bancshares November 30, 2004 12.82%
Second	Bancorp July 1, 2004 13.16%
GLB	Bancorp October 19, 2003 31.60%
Metropolitan	Financial Corp. April 30, 2003 57.81%
Three	Rivers Bancorp October 1, 2002 30.88%

Enhancement of financial services product lines – primarily insurance brokerage: Ten acquisitions since 1999

*	September 30, 2005—Total return to acquired shareholders since merger announcement.

Acquisitions

Focus on Metro Markets

Existing Sky Locations

Offices Acquired Since 2002

Acquisitions

A Core Competency

Experienced team to manage processes Conservative discipline Accretive in year one – cost saves only Must meet financial expectations Proven integration tactics

All Sky acquisitions have met financial expectations

Maximizing Shareholder Value

Overview

1. Aggressive Performance Goals

2. Solid Operating Performance

3. Balance Sheet Strength

4. Well-managed Interest Rate Risk

5. Strong Growth Profile

Aggressive Performance Goals

Strategic Vision

A community-based, integrated financial services company

Led by strong regional presidents who “own” the delivery channels Driven by aggressive sales and service process Characterized by high-quality operations/ technology and product/business line experts

Aggressive Performance Goals

Operating EPS Growth of 10-12%

Committed to perform among the top 25% of the 100 largest banks in the U.S. in terms of:

ROTE ROTA

Efficiency Ratio Sound Asset Quality

Aggressive Performance Goals

Sky vs. Largest 100 Banks

2004 Results

Sky	Top Quartile Median
ROTE*	21.27% 25.82% 20.29%
ROTA*	1.43% 1.61% 1.41%
Efficiency	– Cash* 51.82% 52.88% 58.75%
Net	Charge-offs .37% .11% .22%
*	Excluding discontinued operations, non-operating items and amortization of intangibles

Solid Operating Performance

Core Operating Earnings Per Share $1.13 $1.39 $1.45 $1.56 $1.65 $1.72 $1.77

1998 1999 2000 2001 2002 2003 2004

Solid Operating Performance

2004 Full Year Results

Core Operating Results 2003 2004 % Change

Core Operating Earnings $155.7MM $178.2MM +14.5%

Core Oper. EPS $1.72 $1.77 +2.9%

Cash Earnings* $160.1MM $185.3MM +15.7%

Cash EPS* $1.77 $1.84 +4.0%

ROTE* 21.98% 21.27% —

ROTA* 1.42% 1.43% —

Net Interest Margin 3.70% 3.69% —

Efficiency – Cash* 51.58% 51.82% —

*	Excluding discontinued operations, non-operating items and amortization of intangibles

Solid Operating Performance

2005 Results

Core Operating Results 2004 2005 % Change

Nine Months

Core Operating EPS $1.31 $1.22 -6.9%

Cash EPS* $1.36 $1.29 -5.2%

Third Quarter

Core Operating EPS $.46 $.47 2.2%

Cash EPS* $.48 $.49 2.1%

ROTE* 22.52% 22.15% —

ROTA* 1.44% 1.45% —

Net Interest Margin 3.69% 3.75% —

Efficiency – Cash* 51.38% 50.40% —

*	Excluding discontinued operations, non-operating items and amortization of intangibles

Solid Operating Performance

Total Shareholder Returns

Sky

S&P 500

S&P Banks

150% 140 130 120 110 100 90 80

70%

12/31/01

9/30/05

Balance Sheet

Strength

Assets

Total Assets

Securities 20%

Other 5%

Cash & Due 2%

Intangibles 4%

Loans (Net) and HFS 70%

Loan Mix

Consumer 23%

Commercial RE 41%

Residential Mortgage 10%

C&I 26%

Balance Sheet Strength

Funding

Total Funding

Other 1%

Borrowings 18%

Deposits 71%

Capital 10%

Deposit Mix

Non-Interest DDA 16%

Time 47%

Interest DDA 4%

Savings 33%

Balance Sheet Strength

Tangible Equity/Tangible Assets

6.35%

6.47%

6.01%

6.28%

6.34%

3Q’04 4Q’04 1Q’05 2Q’05 3Q’05

Well-Managed Interest Rate Risk

Stable Net Interest

Margin (%)

3.69%

3.68%

3.69%

3.73%

3.75%

3Q’04 4Q’04 1Q’05 2Q’05 3Q’05

Well-Managed Interest Rate Risk

Net Interest Income Stability

September 30, 2005

Down 100

-2.5%

0.9%

Up 100

2.0%

Up 200

2.8%

Up 300

A Strong Growth Profile

A Record of Rapid Growth

Assets in ($ Billions)*

CAGR = 21% $0.6

$4.2 $3.1

$4.9 $8.3 $8.8 $1.1 $9.3 $1.5

$10.6 $2.3

$12.6 $0.3 $15.0

1998 1999 2000 2001 2002 2003 2004 Sep-05

Acquisitions

*	Excluding discontinued operations

Strong Growth Profile

Earnings Outlook

Core operating earnings for 4th quarter estimated to be $.48 to $.49 per fully-diluted share

Full-year estimate = $1.70 to $1.71

Driven by:

Solid core growth

Focus on DDA Growth

Margin improvement from rising rates

Accelerating fee businesses

Net charge-offs being well controlled

Disciplined expense control

Maximizing Shareholder Value

An Attractive Investment Opportunity*

100 Largest Banks

SKYF Median Top Quartile

P/E 2006 13.4x 13.4x 14.5x

Price/Book 191% 209% 254%

Price/Tangible Book 310% 299% 358%

Dividend Yield 3.31% 2.83% 3.85%

*Book information based on the MRQ financial report. Stock prices as of 10/17/05.

Investor Update

October 2005

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. Sky believes that providing certain non-GAAP financial measures provides investors with information useful in understanding Sky’s financial performance, its performance trends and financial position. Specifically, Sky provides measures based on “core operating earnings,” which excludes discontinued operations and merger, integration and restructuring expenses, that are not reflective of on-going operations or not expected to recur. In addition, Sky provides measures based on “cash operating earnings,” which further adjusts core operating earnings to exclude the effect of amortization of intangibles. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results. A reconciliation of these non-GAAP measures to the most comparable GAAP equivalent can be found in the financial tables attached to our most recent earnings release available on our website www.skyfi.com.

Reconciliation of Cash &

Operating Earnings to GAAP Earnings

Dollars in thousands. All numbers shown net of tax.

YTD 9/05 2004 2003 2002 2001 2000 1999 1998

Net Income as reported $130,969 $194,355 $156,617 127,807 $120,663 $114,373 $71,182 $51,963

Discontinued Operations 0 19,155 3,937 (4,341) (7,989) (6,560) 3,027 4,441

Income from continuing

operations 130,969 175,200 152,680 132,148 128,652 120,933 68,155 47,522

Merger, integration and

restructuring costs 749 2,952 2,975 6,784 519 2,514 51,051 39,966

Provision for loan loss 1,560 10,400

Core Operating Earnings 131,718 178,152 155,655 138,932 121,171 123,447 120,766 97,888

Amortization of Intangibles 7,136 7,136 4,482 2,621 3,183 3,140 3,408 3,968

Cash Earnings $138,854 $185,288 $160,137 $141,553 $132,354 $126,587 $124,174 $101,856

Reconciliation of Cash & Operating Earnings to GAAP Earnings

Dollars in thousands. All numbers shown net of tax.

YTD 9/05 2004 2003 2002 2001 2000 1999 1998

Net Income as reported $1.22 $1.93 $1.73 $1.52 $1.45 $1.35 $0.82 $0.60

Discontinued Operations — 0.19 0.04 (0.05) (0.10) (0.08) 0.03 0.05

Income from continuing

operations 1.22 1.74 1.69 1.57 1.55 1.42 0.79 0.55

Merger, integration and

restructuring costs .00 0.02 0.03 0.08 0.01 0.03 0.59 0.46

Provision for loan loss —————— 0.02 0.12

Core Operating Earnings 1.22 1.77 1.72 1.65 1.56 1.45 1.39 1.13

Amortization of Intangibles .07 .07 0.05 0.03 0.04 0.04 0.04 0.05

Cash Earnings $1.29 $1.84 $1.77 $1.68 $1.59 $1.49 $1.43 $1.17